GE INVESTMENTS FUNDS, INC.

Supplement Dated February 27, 2004

To Statement of Additional Information Dated May 1, 2003

The second and third full paragraphs on page 36 are deleted in their entirety and replaced with the following:

WEBS and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Funds’ investment limitations.